Registration No. 333-17637
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                       Post-Effective Amendment No. 1 to

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
       OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

     SEPARATE ACCOUNT FP
             of
 THE EQUITABLE LIFE ASSURANCE                 Edward D. Miller, President
 SOCIETY OF THE UNITED STATES            The Equitable Life Assurance Society of
     (Exact Name of Trust)                         the United States
                                               1290 Avenue of the Americas
 THE EQUITABLE LIFE ASSURANCE                   New York, New York 10104
 SOCIETY OF THE UNITED STATES            (Name and Address of Agent for Service)
  (Exact Name of Depositor)
 1290 Avenue of the Americas
   New York, New York 10104
(Address of Depositor's Principal
      Executive Offices)

                     ----------------------------------------
               Telephone Number, Including Area Code: (212) 554-1234
                     ----------------------------------------
                  Please send copies of all communications to:
              BETH N. LOWSON, ESQ.                        with a copy to:
                    Counsel                             THOMAS C. LAUERMAN
         The Equitable Life Assurance            Freedman, Levy, Kroll & Simonds
         Society of the United States    1050 Connecticut Avenue, N.W. Suite 825
         1290 Avenue of the Americas              Washington, D.C. 20036
           New York, New York 10104
                     -----------------------------------------

     Securities Being Registered: Units of Interest in Separate Account FP
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate line):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on (date) pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on (date) pursuant to paragraph (a) of Rule 485

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             SEPARATE ACCOUNT FP OF

                         THE EQUITABLE LIFE ASSURANCE SOCIETY

                              OF THE UNITED STATES

                             Reconciliation and Tie


                     Modified Single Premium Variable Life (SM)

Items of
Form N-8B-2*      Captions in MSPVL Prospectus


1(a), (b)         About Our Separate Account FP.

2                 Who is Equitable Life?

3                 Inapplicable

4                 How We Market the Policies.

5,6               About Our Separate Account FP.

7                 Inapplicable**

8                 Inapplicable**

9                 Inapplicable

10(a)             About our Separate Account FP: Policy features and benefits:
                  Your options for receiving policy proceeds; More information that applies to your policy: Ways we pay policy proceeds; Assigning your policy.

(b) Determining your policy's value: Your account value; Your policy's value in our variable investment options; More information about other matters: About our separate account FP.

(c)(d)            Charges and Expenses You Will Pay: Changes in charges;
                  Accessing Your Money: Borrowing from your policy; Making withdrawals from your policy; Surrendering your policy for its net cash surrender value; More information about procedures that apply to your policy: Requirements for surrender requests; Ways we pay policy proceeds; Assigning your policy; Tax Treatment of distributions to you; Dates and prices at which policy events occur.

(e)               Policy features and benefits: How you pay for your policy;
                  Policy "lapse" and termination; --Restoring a terminated policy; Your death benefit guarantee.

(f)               More information about other matters:  Your voting privileges.

10(g)(1) 10(g)(2) More information about other matters: Changes we can make; 10(h)(1) 10(h)(2) Your voting privileges.

10(g)(3) 10(g)(4) Inapplicable**
10(h)(3) 10(h)(4)
_________________
*Registrants include this Reconciliation and Tie in their Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account FP will be an investment company registered under the Investment Company Act of 1940 on a Form N-8B-2 Registration Statement. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account keeps its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

**Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate account organized as management companies and unit investment trusts.

10(i) Determining your policy's value; Tax information; Charges and expenses you will pay; Policy features and benefits: Variable investment options within your policy; Transferring your money among our variable investment options.

11 What is MSPVL; Variable investment options within your policy.

12(a)             What is MSPVL?

12(b)             Inapplicable

12(c)             About our Separate Account FP.

12(d)             How we market the policies.

12(e)             Inapplicable**

13(a) Charges and expenses you will pay; More information about other matters: Deducting Policy Charges.

13(b), (c), (g)   Inapplicable**

13(d)             Variations among MSPVL Policies

13(e), (f)        Inapplicable

14,15             Policy features and benefits: How you pay for your policy;
                  More information about procedures that apply to your policy:
                  Ways to make premium and loan payments; Dates and prices at which policy events occur; policy issuance.

16 More information about other matters: About our Separate Account FP; Determining your policy's value: Your account value; Transferring your money among our variable investment options; Accessing your money.

17(a),(b)         Captions referenced under Items 10 (c), (d) and (e) above.

17(c)             Inapplicable**

18(a)             Policy features and benefits; determining your policy's value.

18(b), (d)        Inapplicable

18(c)             Tax Information:  Our taxes.

19 More information about other matters: Reports we will send you; Your voting privileges.

20(a) Captions referenced under Items 10(g)(1), 10(g)(2), 10(h)(1) and 10(h)(2).

20(b), 20(c),
20(d), 20(e),
20(f)             Inapplicable

21(a), 21(b)      Accessing your money: Borrowing from your policy.

21(c)             Inapplicable**

22 More information about other matters: Suicide and certain misstatements; When we pay policy proceeds; --Delay to challenge coverage.

23                Inapplicable

24                All prospectus captions.

25                Who is Equitable Life?

26(a), 26(b)      Inapplicable**

27 Who is Equitable Life?; More Information about other matters: How we market the policies.

28 More information about other matters; Directors and principal officers.

29                Who is Equitable Life?

30                Inapplicable

31, 32, 33, 34    Inapplicable**

35 More information about other matters: Insurance regulation that applies to Equitable Life.

36                Inapplicable**

37                Inapplicable**

38 More information about other matters: How we market the policies.

39(a)             Who is Equitable Life?

39(b) More information about other matters: How we market the policies.

40(a)             Inapplicable** (But see "More information about other matters:
                  How we market the policies").

40(b)             Inapplicable

41(a) Who is Equitable Life? More information about other matters: How we market the policies.

41(b),41(c),42    Inapplicable**

43                Inapplicable

44 (a) (1)        Policy features and benefits;  Determining your policy's
                  value.

44 (a) (2)        More information about other matters: About our Separate
                  Account FP; About our general account; Transfers of your account value; Telephone requests; Determining your policy's value: Your account value; Accessing your money; Policy features and benefits: About your life insurance benefit.

44(a)(3) Determining your policy's value; Transferring your money among our variable investment options; Accessing Your Money.

44(a)(4)          Tax Information.

44(a)(5) Charges and expenses you will pay; More information about other matters: Deducting policy charges.

44(a)(6) Determining your policy's value: Your account value; More Information about other matters: About our Separate Account FP; Transfers of your account value; Deducting policy charges; Charges and expenses you will pay.

44(b)             Inapplicable**

44(c) Charges and expenses you will pay: Changes in charges; More information about other matters: Changes we can make.

45                Inapplicable

46(a)             Captions referenced under Item 44(a) above.

46(b)             Inapplicable**

47,48,49          Inapplicable

50                More information about other matters: About our Separate
                  Account FP.

51(a)-(j)         Inapplicable**

52(a), (c)        More information about other matters: Changes we can make.

52(b), (d)        Inapplicable

53(a)             Tax Information:  Our taxes.

54(b), 54         Inapplicable

55                Inapplicable**

56-59             Inapplicable**

[MODIFIED SINGLE PREMIUM VARIABLE LIFE] (Service Mark)

A modified single premium variable life insurance policy

PROSPECTUS DATED MAY 1, 2000

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

     This prospectus describes many aspects of an MSPVL policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under MSPVL. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.

WHAT IS MSPVL?

         MSPVL is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in one or more of the following variable investment options:

[VARIABLE INVESTMENT OPTIONS:]

o    Alliance Money Market
o    Alliance High Yield
o    Alliance Common Stock
o    EQ/Aggressive Stock
o    Alliance Small Cap Growth
o    EQ/Alliance Premier Growth
o    EQ/Alliance Technology
o    BT Equity 500 Index
o    BT Small Company Index
o    BT International Equity Index
o    Capital Guardian U.S. Equity
o    Capital Guardian Research
o    Capital Guardian International
o    EQ/Evergreen
o    EQ/Evergreen Foundation
o    JPM Core Bond


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

o    Lazard Large Cap Value
o    Lazard Small Cap Value
o    Merrill Lynch Basic Value Equity
o    Merrill Lynch World Strategy
o    MFS Growth with Income
o    MFS Research
o    MFS Emerging Growth Companies
o    Morgan Stanley Emerging Markets Equity
o    EQ/Putnam Growth & Income Value
o    EQ/Putnam Investors Growth
o    EQ/Putnam International Equity

     Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

     Your MSPVL policy likely will be a "modified endowment contract," which may subject you to special tax rules and penalties on any taxable distributions, including loans. See "Tax information" beginning on page ___ below.

OTHER CHOICES YOU HAVE. You can tailor the policy to your needs. For example, subject to our rules, you decide (1) how much you contribute to your policy, which determines how much insurance coverage you initially have, (2) whether to borrow or withdraw amounts you have accumulated and (3) whether to take advantage of "free withdrawals," which do not incur surrender charges. Additionally, if this policy is issued as the result of an exchange of another policy under Section 1035 of the Internal Revenue Code, you have the option of carrying over any loan from the exchanged policy to this MSPVL policy, subject to our approval. The amount of loan you may carry over is limited to 50% of your initial premium.

     Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with MSPVL or another policy may not be to your advantage.

     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


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


Contents of this prospectus

MSPVL

What is MSPVL?    Cover

Who is Equitable Life?

         How to reach us

Charges and expenses you will pay

Risks you should consider

Policy features and benefits

         How you pay for your policy

         Your death benefit guarantee

         Policy "lapse" and termination

         About your death benefit

         Variable investment options within your policy

         Your options for receiving policy proceeds

         Your right to cancel within a certain number of days

         Variations among MSPVL policies

Determining your policy's value

         Your account value

Transferring your money among our variable investment options

         Transfers you can make

         Telephone transfers

         Our dollar cost averaging service


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                                       3

         Our asset rebalancing service

Accessing your money

         Borrowing from your policy

         Making withdrawals from your policy

         Surrendering your policy for its net cash surrender value

Tax information

         Basic tax treatment for you and your beneficiary

         Tax treatment of distributions to you

         Effect of policy on interest deductions taken by business entities

         Requirement that we diversify investments

         Estate, gift, and generation-skipping taxes

         Pension and profit-sharing plans

         Other employee benefit programs

         ERISA

         Our taxes

         When we withhold taxes from distributions

         Possibility of future tax changes

More information about procedures that apply to your policy

         Ways to make premium and loan payments

         Requirements for surrender requests

         Ways we pay policy proceeds

         Assigning your policy



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                                       4

         Dates and prices at which policy events occur

         Policy issuance

         Gender-neutral policies

More information about other matters

         Your voting privileges

         About our Separate Account FP

         About our general account

         Transfers of your account value

         Telephone requests

         Deducting policy charges

         Suicide and certain misstatements

         When we pay policy proceeds

         Changes we can make

         Reports we will send you

         Legal proceedings

         Illustrations of policy benefits

         SEC registration statement

         How we market the policies

         Insurance regulation that applies to Equitable Life

Directors and principal officers

Financial statements of Separate Account FP and Equitable Life

         Separate Account FP financial statements    FSA-1


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                                       5

         Equitable Life financial statements         F-1



Appendices

I--Investment performance record                     A-1

II--Our data on market performance                   B-1

III--An index of key words and phrases               C-1


EQ Advisors Trust Prospectus (follows after page C-1 of this prospectus, but is not a part of this prospectus)


     [THE FOLLOWING ARE THE FOOTNOTES TO THE TABLE OF CONTENTS PAGE:]

         "We," "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

         When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

         When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

         We do not offer MSPVL in all states. This prospectus does not offer MSPVL anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.


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                                       6

Who is Equitable Life?

     We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

     AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

HOW TO REACH US

     To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

By mail:
at the Post Office Box for our Administrative Office:
Equitable Life Client Services
Radio City Station
P.O. Box 808
New York, New York 10101-0808

By express delivery:
at the Street Address for our Administrative Office:
Equitable Life Client Services
135 W. 50th St., 10th Fl.
New York, New York 10020

By toll-free phone:
1-888-228-6690

By e-mail:
life-service@ equitable.com

By fax:


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                                       7

1-212-641-7075

By internet:
Our Web site (www.equitable.com) can also provide you information.

         We require that the following types of communications be on specific forms we provide for that purpose:

         (1) request for dollar cost averaging (our automatic transfer service);

         (2) authorization for telephone transfers by a person who is not both the insured person and the owner;

         (3) request for asset rebalancing service; and

         (4) designation of a new policy owner(s).

We also have specific forms that we recommend you use for the following:

         (a) policy surrenders;

         (b) address changes;

         (c) beneficiary changes;

         (d) transfers between variable investment options; and

         (e) changes in allocation percentages for loan repayments, deductions and any additional premium payment.

     Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page ____ and "Telephone requests" on page ____ of this prospectus. We may require you to return your policy to us before we make certain policy changes that you may request.

     The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

     You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be


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                                       8
genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send all payments to our Administrative Office at the above addresses; except that you should send any payments for which we have billed you to the address on the billing notice.



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                                       9

Charges and expenses you will pay

TABLE OF POLICY CHARGES

         This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page ____ below.



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                                       10

                             TABLE OF POLICY CHARGES

CHARGES WE DEDUCT FROM AMOUNTS
YOU CONTRIBUTE TO YOUR POLICY:                                            None

CHARGES WE DEDUCT FROM
YOUR POLICY'S VALUE EACH MONTH:

     Cost of insurance charges. . . . . . . . . . . . . .    1.15% (effective   annual  rate)  of  your
 .                                                            policy's account  value(1),  subject to the
                                                             maximum  charges  specified in your policy.
                                                             (2)(3)

     Charge for administration and taxes  . . . . . . . .    .50% (effective   annual  rate)  of  your
                                                             policy's account value. (3)

     Guaranteed minimum death benefit charge. . . . . . .    20% (effective   annual  rate)  of  your
                                                             policy's  account  value.  (We may increase
                                                             this rate up to .50%.) (3)

CHARGES WE DEDUCT FROM YOUR POLICY'S
VARIABLE INVESTMENT PERFORMANCE EACH DAY:

     Mortality and expense risk charge  . . . . . . . . .    1.35% (effective  annual rate) of the value
                                                             you   have  in  our   variable   investment
                                                             options.



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                                       11

CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE
AT THE TIME OF THE TRANSACTION:

     Surrender (turning in) of your policy
     during its first 9 years . . . . . . . . . . . .        A surrender  charge  based on the  policy's
                                                             age  and  a   percentage   of  the  initial
                                                             premium(4), as follows:

                                                             Policy Year       Percentage Charge

                                                                      1                 10%
                                                                      2                  9.5
                                                                      3                  9
                                                                      4                  8.5
                                                                      5                  8
                                                                      6                  7
                                                                      7                  5
                                                                      8                  3
                                                                      9                  1
                                                             10 and later                0

    Partial withdrawal during the first 9 years . . . . .    A surrender charge equal to the applicable
                                                             percentage   specified  above,  applied  to
                                                             of  partial   withdrawals  in  any
                                                             policy  year that  cumulatively  exceed 15%
                                                             of: your   policy   account   value   less
                                                             outstanding loans and loan interest,  as of
                                                             the end of the previous policy year. (5)

------------------------

(1) "Account value" is defined on page __ below in "Section 2 -- Determining your policy's value". The account value used to determine the amount of each monthly charge is the account value on the date the charge is due.

(2)  See "Monthly cost of insurance charge" on page ___ below.

(3)  Not applicable after the insured person reaches age 100.

(4) For purposes of this calculation, the amount of the initial premium would be reduced by the amounts of any prior partial withdrawals that were subject to a surrender charge.

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                                       12

(5) Over the life of your policy, the cumulative amount of your partial withdrawals on which we impose any surrender charge will not exceed the amount of your initial premium.

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                                       13

     YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

     This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1999. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

                                                  1999 FEES AND EXPENSES [NUMBERS TO BE UPDATED]
                                   MANAGEMENT     12B-1 FEE  OTHER          TOTAL         FEE WAIVERS             NET TOTAL
                                    FEE                      EXPENSES(1)    ANNUAL        AND/OR EXPENSE          ANNUAL
                                                                            EXPENSES      REIMBURSEMENTS(2)       EXPENSES
Alliance Money Market              0.35%          0.25%      0.03%          0.63%         --                      0.63%
Alliance High Yield                0.60%          0.25%      0.04%          0.89%         --                      0.89%
Alliance Common Stock              0.36%          0.25%      0.04%          0.65%         --                      0.65%
EQ/Aggressive Stock                0.54%          0.25%      0.04%          0.83%         --                      0.83%
Alliance Small Cap Growth(3)       0.90%          0.25%      0.06%          1.21%         --                      1.21%
EQ/Alliance Premier Growth(4)      0.90%          0.25%      0.74%          1.89%         0.74%                   1.15%
EQ/Alliance Technology(5)
BT Equity 500 Index                0.25%          0.25%      0.33%          0.83%         0.28%                   0.55%
BT Small Company Index             0.25%          0.25%      1.31%          1.81%         1.06%                   0.75%
BT International Equity Index      0.35%          0.25%      0.89%          1.49%         0.49%                   1.00%
Capital Guardian U.S. Equity(4)    0.65%          0.25%      0.74%          1.64%         0.69%                   0.95%
Capital Guardian Research (4)      0.65%          0.25%      0.74%          1.64%         0.69%                   0.95%
Capital Guardian International(4)  0.75%          0.25%      1.03%          2.03%         0.83%                   1.20%
EQ/Evergreen                       0.75%          0.25%      0.76%          1.76%         0.71%                   1.05%
EQ/Evergreen Foundation            0.63%          0.25%      0.86%          1.74%         0.79%                   0.95%
JPM Core Bond                      0.45%          0.25%      0.33%          1.03%         0.23%                   0.80%
Lazard Large Cap Value             0.55%          0.25%      0.40%          1.20%         0.25%                   0.95%
Lazard Small Cap Value             0.80%          0.25%      0.49%          1.54%         0.34%                   1.02%
Merrill Lynch Basic Value Equity   0.55%          0.25%      0.26%          1.06%         0.21%                   0.85%
Merrill Lynch World Strategy       0.70%          0.25%      0.66%          1.61%         0.41%                   1.20%
MFS Growth with Income             0.55%          0.25%      0.59%          1.39%         0.54%                   0.85%
MFS Research                       0.55%          0.25%      0.25%          1.05%         0.20%                   0.85%
MFS Emerging Growth Companies      0.55%          0.25%      0.24%          1.04%         0.19%                   0.85%
Morgan Stanley Emerging Markets
Equity                             1.15%          0.25%      1.23%          2.63%         0.88%                   1.75%
EQ/Putnam Growth & Income Value    0.55%          0.25%      0.24%          1.04%         0.19%                   0.85%
EQ/Putnam Investors Growth         0.55%          0.25%      0.29%          1.09%         0.14%                   0.95%
EQ/Putnam International Equity     0.70%          0.25%      0.51%          1.46%         0.26%                   1.20%

(1) On October 18, 1999, the Alliance Portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1999.

(2) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to several of the Portfolios under which it has agreed to waive or reduce its fees and to assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions,

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

     capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "__" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

(3) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(4) Annualized. Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research and Capital Guardian International Portfolios on April 30, 1999.

(5)  Will commence operations [May 1, 2000].


HOW WE ALLOCATE CHARGES AMONG YOUR VARIABLE INVESTMENT OPTIONS

     Generally, all monthly charges will be deducted in the same proportion as the allocation that you provide in your policy application, unless you instruct us otherwise. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your variable investment options proportionately to your value in each.

CHANGES IN CHARGES

     We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page ____ below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees), (3) make a charge of up to $25 for each transfer among variable investment options that you make or (4) make a charge of up to $25 each time you request a policy illustration, if you request more than one in any policy year.

     Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Risks you should consider

Some of the principal risks of investing in a policy are as follows:

     o Your policy's account value and death benefit will increase or decrease based, in part, on the performance of your variable investment options.

     o You may have to pay a surrender charge, taxes or tax penalties if you make a surrender or partial withdrawal under a policy or take a policy loan.

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

     o We can increase certain charges without your consent, within limits stated in your policy.

     Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


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


Section 1
Policy features and benefits

HOW YOU PAY FOR YOUR POLICY

INITIAL PREMIUM. We call the amount you contribute to your policy a "premium." The minimum premium we require is $25,000. The amount of insurance initially provided by your policy is based on the amount of your premium. Once you make your initial premium payment under your policy, you may only make one additional premium payment, subject to the conditions below.

ADDITIONAL PREMIUM. On your 10th policy anniversary, if your death benefit is below the initial death benefit, subject to our approval as specified below, you may make one additional premium payment. The amount of the additional premium is limited to an amount that will restore your initial death benefit. (See "About your life insurance benefit" on page __ below for a discussion of how your death benefit can vary over time.)

     This premium must be received by us within 60 days after your 10th policy anniversary. Any premium payment received before or after this period, or any premium payment in excess of the permitted amount, will be returned to you.

     You must provide us with satisfactory evidence of insurability for us to approve this additional payment. We also may refuse to accept any additional premium payment if this would cause the policy to fail to qualify as life insurance under federal tax law. See "Tax Information" for a discussion of the tax consequences of making this additional payment.

SIMPLIFIED QUALIFICATION FOR COVERAGE. We will use a simplified process to qualify many insured persons for coverage (the "underwriting process") under the MSPVL policies. This process reduces underwriting questions and requirements. The underwriting procedures we use in any particular case, however, will depend on the age of the insured person, the amount of the premium payment and the other risk characteristics of the insured person, and may involve our full underwriting process.

     If we accept your application to purchase MSPVL, the cost of your insurance coverage will be the same regardless of the extent to which we use a simplified underwriting process in your case. The cost of insurance rate will be the same for all insured persons of the same gender and age, regardless of whether they are tobacco users and regardless of their other insurance risk characteristics. Therefore, you may be able to obtain more economical coverage by purchasing a policy that uses more traditional underwriting procedures than MSPVL, if the insured person is willing to undergo such procedures and has relatively favorable insurance risk characteristics. You may consult your financial professional for further information.

LOANS TRANSFERRED FROM AN OLD POLICY. Subject to our discretion and administrative procedures, we may permit you to pay for your MSPVL policy by an exchange of an existing life insurance policy. We may also permit you to transfer (or carry over) any existing loan from your old policy to your new MSPVL policy. See "Borrowing from your policy" on page ___ for more information regarding these types of loans.

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

YOUR DEATH BENEFIT GUARANTEE

     Provided that you have no policy loans outstanding, we guarantee that your policy will not terminate, even if your policy's "net cash surrender value" is not sufficient to pay a monthly deduction that has become due. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page ____ below.) In this circumstance, we will waive any monthly deductions (for cost of insurance charges, the charge for administration and taxes and the guaranteed minimum death benefit charge) in excess of your policy's account value. We guarantee that your death benefit will not be less than the guaranteed minimum death benefit, regardless of investment performance, provided you have no outstanding loans. (See the discussions of death benefit and guaranteed minimum death benefit below.)

POLICY "LAPSE" AND TERMINATION

     If you have an outstanding loan, your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due. If this occurs, you will have a 61-day grace period during which you will have to pay a minimum specified amount to keep your policy from terminating. This amount equals the lesser of
(1) the amount we estimate is needed to increase your net cash surrender value enough to pay three months of charges (without regard to loan interest or investment performance) or (2) the amount needed to repay your loan and loan interest. We will decline any payment less than the minimum specified amount and treat amounts in excess of this amount as an additional loan repayment. Amounts in excess of your outstanding loan and accrued interest will be returned to you.

     We will mail a notice to you at your last known address if your policy lapses and enters a grace period. You may not make any transfers or request any other policy changes during a grace period. If we receive the amount requested before the end of the grace period, but due to poor investment performance your net cash surrender value is still insufficient to pay your policy's monthly deductions, and there is still a loan outstanding, we will send you a written notice that a new 61-day grace period has begun and request an additional payment. If we do not receive your required payment by the end of a grace period, your policy will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

     You may owe taxes (and tax penalties) if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page ____ below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and make the required payment. Your policy contains additional information about the required payment and about the values and terms of the policy after it is restored.

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

ABOUT YOUR DEATH BENEFIT

     In your application to buy an MSPVL policy, you tell us the amount of the premium you want to pay. This determines the amount of your initial death benefit, as well as your initial guaranteed minimum death benefit.

     If the insured person dies, we pay a life insurance "death benefit" to the "beneficiary" you have named. The death benefit under your policy equals the greater of (i) the policy's guaranteed minimum death benefit (as described below) on the date of the insured person's death or (ii) the policy's "account value" on the date of the insured person's death multiplied by a factor specified in your policy. The factor depends on the insured person's age and gender.

Representative factors are as follows:

----------------------------------------------------------------------------------------------------------
AGE:*         35       40        45       50       55        60       70       80        90       99-
                                                                                                  OVER
----------------------------------------------------------------------------------------------------------
FEMALE:       4.646    3.940     3.363    2.886    2.489     2.157    1.647    1.319     1.140    1.025
----------------------------------------------------------------------------------------------------------
MALE:         3.971    3.370     2.877    2.472    2.140     1.873    1.488    1.256     1.128    1.025
----------------------------------------------------------------------------------------------------------

* For the policy year of the insured person's death.

     Your policy's "account value" is the total of the amounts that you have in the variable investment options, as well as amounts you are holding to secure any outstanding policy loans (Account value is discussed in more detail under "Determining your policy's value" beginning on page ____ below.) Because the amount of the death benefit is generally based on your policy's account value, the amount of death benefit generally changes from day to day, as many factors (including investment performance, charges and partial withdrawals) affect your policy's account value. As set forth above, the death benefit also depends on the death benefit factor for the insured person's age at death. This factor decreases as the insured person grows older. Therefore, the policy's death benefit will also decrease over time, unless the policy's account value increases by a sufficient amount to offset the impact of the decreasing death benefit factor.

     Your policy's "GUARANTEED MINIMUM DEATH BENEFIT" is equal to the sum of the initial premium payment and any permitted additional premium payment, adjusted for any partial withdrawals. A partial withdrawal will result in a reduction in the guaranteed minimum death benefit; the benefit is reduced by the proportion that the partial withdrawal amount bears to your policy's account value just prior to the withdrawal.

     ADJUSTMENTS TO DEATH BENEFIT PROCEEDS. We will reduce the death benefit proceeds by the amount of any outstanding policy loan and loan interest and by any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period.


VARIABLE INVESTMENT OPTIONS WITHIN YOUR POLICY

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

     We will initially put all of your account value that is not attributable to policy loans into our Alliance Money Market variable investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with the allocation instructions you give in your application to purchase a policy. These allocation instructions also serve as instructions for allocating monthly deductions, loan repayments and credited loan interest, unless you instruct us otherwise. You can change any allocation percentages at any time, but this will not affect any prior allocations. Changes requested prior to the Allocation Date are not effective until after the Allocation Date. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

[Sidebar:  You can choose among 27 variable investment options]

VARIABLE INVESTMENT OPTIONS. The 27 available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisers who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)
o Bankers Trust Company (for the "BT" options)
o Capital Guardian Trust Company (for the "Capital Guardian" options)
o Evergreen Asset Management Corp. (for the "EQ/Evergreen" options)
o J.P. Morgan Investment Management Inc. (for the "JPM" options)
o Lazard Asset Management (for both "Lazard" options)
o Massachusetts Financial Services Company (for the "MFS" options)
o Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" options)
o Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)
o Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

         Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living

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

when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy, may result in varying tax consequences and, if selected, cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

     [Sidebar: You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.]

     If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(Trademark)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

PAYMENT OPTIONS FOR SURRENDER AND PARTIAL WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or partial withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

     If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the initial premium you paid, less the amount of any outstanding policy loan and loan interest. In some states, we will adjust this amount for any investment performance (whether positive or negative).

     To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG MSPVL POLICIES

     Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

     Equitable Life also may vary the charges and other terms of MSPVL where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally

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

associated with MSPVL. We will make such variations only in accordance with uniform rules that we establish.

     Equitable Life or your financial professional can advise you about any variations that may apply to your policy.

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


Section 2
Determining your policy's value

YOUR ACCOUNT VALUE

     We credit your initial premium payment (and any permitted additional premium) to your policy's "account value." We use your instructions to allocate your unloaned account value to one or more of the policy's variable investment options indicated on the front cover of this prospectus.

     Your account value is the total of (i) your amounts in our variable investment options, and (ii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" beginning on page ____ below. (Your policy and other supplemental material may refer to (ii) above as your "Loaned Policy Account.") These amounts are subject to certain charges discussed in the table on page ___.

[Sidebar: Your value in the variable investment options will be credited with the same returns as are achieved by the Portfolios that you select, but will also be reduced by the amount of charges we deduct under the policy.]

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

     The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, and partial withdrawals or full surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of your premium, any loan repayment, or a transfer that you allocate to that option.

     The value of each unit will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page ___ above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

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


Section 3
Transferring your money among our variable investment options

TRANSFERS YOU CAN MAKE

     [Sidebar: You can transfer among our variable investment options.]

     After your policy's Allocation Date, you can transfer amounts from one variable investment option to another. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge does not apply to any transfer pursuant to our dollar cost averaging service or our asset rebalancing service, both discussed below.

TELEPHONE TRANSFERS

     You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both the insured person and owner, by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

     For more information see "Telephone requests" on page ____ below. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

OUR DOLLAR COST AVERAGING SERVICE

     We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

     [Sidebar: Using the dollar cost averaging service, however, does not guarantee that you will earn a profit or be protected against losses.]

     Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable

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

investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not already using the asset rebalancing service). At least $5,000 must be allocated to the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

     The service terminates when the Alliance Money Market option is exhausted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service (see below) and the dollar cost averaging service.

OUR ASSET REBALANCING SERVICE

     You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual or annual intervals.

     You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

     You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


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Section 4
Accessing your money

BORROWING FROM YOUR POLICY

     You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your "cash surrender value".) However, the amount you can borrow will be reduced by any other loans (and loan interest) you have outstanding. There is a $500 minimum for the initial loan and for each new policy loan you request. (This minimum loan amount may vary by state.)

     When you take a policy loan, we remove an amount equal to the loan from one or more of your variable investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral as part of our general assets.

     [sidebar: You can use policy loans to obtain funds from your policy without surrender charges. However, you may be subject to tax consequences and the borrowed amount is no longer credited with the investment results of any of our variable investment options under the policy. Instead, you are charged loan interest on your loan balance while the collateral we hold for the borrowed amount is credited with interest at rates we determine.]

     YOU MAY BE REQUIRED TO CURRENTLY INCLUDE ALL OR A PORTION OF THE AMOUNT YOU BORROW IN YOUR INCOME FOR TAX PURPOSES AND YOU MAY ALSO BE SUBJECT TO A TAX PENALTY IF YOU ARE UNDER 59 1/2 YEARS OF AGE IF YOUR POLICY IS CONSIDERED A "MODIFIED ENDOWMENT CONTRACT" ("MEC"). Even if your policy is not a MEC, and a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" beginning on page ____ below for a discussion of the tax consequences of policy loans.

     Note that you cannot make transfers or partial withdrawals of the collateral and the collateral is not available to pay policy charges.

     When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our variable investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your variable investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your variable investment options in proportion to your value in each.

     In some cases, your policy may be issued with a loan if your policy was issued, in whole or in part, as a result of the exchange of another life insurance policy under Section 1035 of the Internal Revenue Code. If your old policy had an existing loan, we may permit that loan to be transferred (or carried over) to your new MSPVL policy. Any value representing your transferred loan will be immediately set aside as collateral for your loan's repayment, and will not be allocated to the variable investment options.

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


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at a fixed loan interest rate of 6%. Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan, as described above. This new policy loan will generally have tax and other consequences as described for policy loans you request, even though no actual disbursement of loan proceeds occurs. If we add unpaid loan interest to your loan, and your policy is a modified endowment contract, there may be adverse tax consequences. See "Tax information" beginning on page __ below.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. The annual interest rate we credit on your loan collateral will be at least 4%. We guarantee that this rate will never be less than that unless tax law changes increase the taxes we pay on policy loans or loan interest.

     Currently, after the first policy year, we credit a "preferred" interest rate on a portion of your loan collateral. This preferred rate is equal to the interest rate we charge on your loans, 6%. This 6% preferred rate is not guaranteed and we may at any time reduce or discontinue crediting interest at any rate above 4%. The maximum amount of loan collateral that can qualify for preferred status is determined at the end of each policy year for the following year (or as of the effective date of any restoration, if later). It is the excess (if any) of your account value on that date over the sum of your initial and any additional premium payment. The maximum amount at any other time during the policy year is determined as the maximum amount at the beginning of the policy year, accumulated at the preferred rate.

     We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we allocate that interest to your policy's variable investment options in the same proportions as if it were a premium payment.

POSSIBILITY OF POLICY TERMINATION. In addition to the tax and other effects described above, a loan can reduce the length of time that your insurance remains in force, because your policy could terminate in certain circumstances if you fail to repay your loan or to pay loan interest. See "policy lapse and termination" on page __. The amount we set aside as loan collateral cannot be used to pay policy charges as they become due. See "Failure to repay a loan or loan interest," below. A loan will also cause your guaranteed minimum death benefit to become unavailable if the net cash surrender value of your policy is not sufficient to pay monthly charges as they become due. We will deduct any outstanding policy loan plus loan interest from any policy's proceeds if you do not pay it back.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. If you send us more than all of the loan principal and accrued interest you owe, we will refund the excess portion of the payment. When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the variable investment options under your policy. We will allocate any repayments among variable investment options as you instruct; or, if you don't instruct us, in the same proportion as your premium allocation percentages then in effect.


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

FAILURE TO REPAY A LOAN OR LOAN INTEREST. In addition to the effects discussed above, if you fail to repay a loan and the accrued loan interest, and, at the beginning of a policy month, the policy's net cash surrender value is less than the monthly charges then due, (i) your policy could terminate (see "Policy termination" on page ____, above) and (ii) you are not permitted to make transfers or to change allocation instructions for loan repayments or monthly deductions.

MAKING WITHDRAWALS FROM YOUR POLICY

     You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, and the policy's account value after the partial withdrawal, and after the deduction of any applicable surrender charge, must be at least $25,000, or we will decline your request. If your withdrawal is subject to a surrender charge, we deduct the amount of that charge from your account value in addition to the amount you requested. If you do not tell us from which variable investment options you wish us to take the partial withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the partial withdrawal from all of your variable investment options in proportion to your value in each. After we have taken your partial withdrawal, we will then take any related surrender charge from the variable investment options using the same process.

[Sidebar: You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.]

     We charge any applicable surrender charge on the portion of any partial withdrawal that is not treated as a "free withdrawal." The surrender charge we impose is the applicable surrender charge percentage multiplied by the lesser of: (i) the amount of the withdrawal that does not qualify as a free withdrawal (as discussed below), and (ii) the initial premium less the amount of any previous partial withdrawals that incurred a surrender charge. The applicable surrender charge percentages are shown on page ____ of this prospectus.

FREE WITHDRAWAL. Beginning in the second policy year you can take as a free withdrawal 15% of your policy's account value (less outstanding loans and loan interest) as determined as of the end of the previous policy year. Multiple withdrawals taken in any one policy year are aggregated for this purpose. Each year your "free withdrawal" amount is redetermined, but amounts that were not withdrawn in a policy year cannot be carried over to the next policy year. A free withdrawal is "free" from surrender charges. It is not free from any income tax consequences resulting from the withdrawal.

EFFECT OF PARTIAL WITHDRAWAL ON INSURANCE COVERAGE. A partial withdrawal automatically reduces your net cash surrender value on a dollar-for-dollar basis by the amount of the withdrawal. A partial withdrawal also automatically reduces your policy's account value on a dollar-for-dollar basis by the amount of the withdrawal plus any applicable surrender charge. A partial withdrawal also results in a reduction in your policy's guaranteed minimum death benefit by the proportion that the partial withdrawal bears to the policy account value just prior to the partial withdrawal. For example, if the requested partial withdrawal equals 10% of your policy's account value prior to the withdrawal, your guaranteed minimum death benefit would be reduced by 10%.


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     Thus, if you take a partial withdrawal, your policy's death benefit will be the greater of (i) a multiple of the now-reduced account value or (ii) its now-reduced guaranteed minimum death benefit.

     You should refer to "Tax information" beginning on page ___ below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. If you have an unpaid policy loan, a partial withdrawal may also increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

     You can fully surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, and minus any surrender charge that then remains applicable.

     The surrender charge we impose on a full surrender is the applicable surrender charge percentage multiplied by the amount of the initial premium, as adjusted for any prior partial withdrawals. For purposes of this calculation, the amount of the initial premium would be reduced by the amounts of any prior partial withdrawals that incurred a surrender charge. The surrender charge percentages are shown on page ____ of the prospectus.

     A full surrender causes your policy and all insurance benefits to terminate. Please refer to "Tax information" beginning on page ____ below for the possible tax consequences of surrendering your policy.


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Section 5
Tax information


     This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

     An MSPVL policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

     There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page __ below.

TAX TREATMENT OF DISTRIBUTIONS TO YOU

     The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT ("MEC") STATUS. In all cases where you have purchased your policy with a single premium or by exchanging another life insurance policy and paying an additional premium, your policy will be a "modified endowment contract." A life insurance policy that you receive in exchange for another life insurance policy that was a modified endowment contract will also be considered a modified endowment contract.

     If you acquire your policy solely through the exchange of an existing life insurance policy that is not itself a modified endowment contract, your new policy will generally not be a modified endowment contract. There are two exceptions:

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(1)  if there is a reduction in benefits below the level that would have caused your existing policy to become a modified endowment. This will not be the case if the existing policy was not subject to (or was grandfathered from) modified endowment contract testing or beyond any seven-year testing period. We will request the issuer of any existing contract being exchanged to provide us with information necessary to determine the new contract's status.

(2) if you decide to make an additional premium payment at such later time as the policy may permit.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for tax purposes include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, if your policy is acquired for a single premium, your basis is equal to the premium paid, increased by any additional premium and reduced by the amount of any previous distributions from your policy that were not taxable. If your policy was acquired through a tax free exchange, your basis will generally equal the basis carried over from the policy you exchanged, increased by any additional premium and reduced by any previous distributions that were not taxable. Your basis also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     Interest charged on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable if distributed under the policy. IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as a distribution) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest


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charged on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

     If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the basis carried over from the old life policy you exchanged, if the exchange was a tax free exchange, less the amount of any distributions from your policy that were not taxable. We need to receive this basis information from the issuer of the old life policy.) During the first 15 years, however, the proceeds from a partial withdrawal are likely to be. subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

     Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

     Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described above for a policy which is a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

     OWNERSHIP OF A POLICY BY A TRADE OR BUSINESS ENTITY CAN LIMIT THE AMOUNT OF ANY INTEREST ON BUSINESS BORROWINGS THAT ENTITY OTHERWISE COULD DEDUCT for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

     The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. ENTITIES COMMONLY HAVE SUCH A BENEFICIAL INTEREST, FOR EXAMPLE, IN SO-CALLED "SPLIT DOLLAR" ARRANGEMENTS. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

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

         The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in death benefit as a result of any additional premium payment, or other material change in a policy, will be treated as the issuance of a new policy.

     In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

     Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

     Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

     If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

     In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

     As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time.

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Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million.

     The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

PENSION AND PROFIT-SHARING PLANS

         There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS

     Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

     Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

OUR TAXES

     The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

     If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.

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WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

     Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES

     The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or changes of interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect, both on our taxes and the way your policy is taxed.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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Section 6
More information about procedures that apply to your policy

     This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Your premiums or loan repayments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

     We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will not accept third-party checks payable to someone other than Equitable Life.

EXCHANGES OF EXISTING LIFE INSURANCE POLICIES. We may, under certain circumstances, permit you to exchange an existing life insurance policy for an MSPVL policy. In these regards, we will follow our established administrative procedures as in effect from time to time. We will apply these procedures uniformly and will not unfairly discriminate. We will generally require the use of special forms for this purpose. We may also permit you to pay additional premium with the exchange.

REQUIREMENTS FOR SURRENDER REQUESTS

     Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

     Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

     The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

     We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawals or commutation rights (your rights to receive payments

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over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

     Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. A gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. An assignment of a life insurance policy that is a modified endowment contract as collateral for a loan will generally be treated as a distribution under the policy for income tax purposes. You should consult your tax advisor prior to making a transfer or other assignment.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

     We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS AND REQUESTS YOU MAKE. Loan repayments, any permitted additional premium payment, and interest payments are reflected in your policy as of the date we receive them.

     The following transactions occur as of the date we receive your request:

     o    partial withdrawals

     o account value and guaranteed minimum death benefit decreases that result from partial withdrawals

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     o    tax withholding elections

     o    changes of allocation percentages

     o    surrenders

     o    changes of beneficiary o changes in form of death benefit payment

     o    loans

     o    transfers among variable investment options

     o    assignments

     Restoration of terminated policies occurs on your policy's next monthly anniversary that coincides with or follows the date we approve your request.

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in our original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service in your policy application, the initial transaction will be on the start date you specify. However, no rebalancing will occur prior to your Allocation Date. The first transfer of a periodic rebalancing program received after the original policy application will be processed as of the start date you specify or the date we receive your request, if you do not select a start date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page ____ below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any policy transactions or changes after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a full surrender.

POLICY ISSUANCE

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REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date. The register date will be the same as the date we actually issue the policy (the "issue date").

     Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). The investment start date is the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the entire premium for this policy to your financial professional before the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such delivery is completed and (2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit your entire premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid (less the amount of any loan) without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

GENDER-NEUTRAL POLICIES

     Congress and various states have from time to time considered legislation that would require insurance rates and the "factors" we use to compute the policies' death benefits to be the same for males and females.

     There will be no distinctions based on sex in the death benefit factors or cost of insurance rates for MSPVL policies sold in Montana because of Montana insurance department regulations. Guaranteed maximum cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific MSPVL policy.

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Section 7
More information about other matters

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

     Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of MSPVL and other policies that Separate Account FP supports.

ABOUT OUR SEPARATE ACCOUNT FP

     Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

     Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

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

     Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

     Each subaccount (variable investment option) of Separate Account FP available under MSPVL invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

     The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified benefit plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

ABOUT OUR GENERAL ACCOUNT

     Our general account assets support all of our obligations (including those under the MSPVL policies). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where you request transfer of an amount greater than that currently allocated to an variable investment option.

The dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate immediately if either (2) or (3) occurs.

MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one policyowner. Any agreements to use marketing timing services to make transfers are subject to our rules in effect at that time.

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

TELEPHONE REQUESTS

     If you are a properly authorized person, you may make telephone transfers as described above on page __.

     Also, if you are both the owner and the insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o  policy loans
o  changes of allocation percentages
o  changes of address

     For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

     Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, without prior notification, at any time.

DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate by your policy's account value. A greater policy account value, or a higher cost of insurance rate, will generally result in a higher current monthly charge. The currently applicable cost of insurance rate is 1.15%, subject to the maximum charges specified in your policy.

     We reserve the right to change this rate, but we will never charge more than the guaranteed maximum charge specified in your policy. These maximum charges are determined by multiplying the maximum cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. The maximum cost of insurance rates are based on the 1980 Commissioners' Standard Ordinary Male and Female Mortality Tables. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy.

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

     Our maximum cost of insurance rates will generally be lower (except in Montana) if the insured person is a female than if a male.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

     The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., charge for administration and taxes, cost of insurance charge, guaranteed minimum death benefit charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender.

SUICIDE AND CERTAIN MISSTATEMENTS

     If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, partial withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of

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
values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

     In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

     o combine two or more variable investment options or withdraw assets relating to MSPVL from one variable investment option and put them into another;

     o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

     o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

     o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

     o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee.

     We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

     If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another variable investment option, you may do so.

     We may make any changes in the policy or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other

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

changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

REPORTS WE WILL SEND YOU

     Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.

LEGAL PROCEEDINGS

     Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and gender of the insured person under your policy, and such factors as the premium payment amount and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

SEC REGISTRATION STATEMENT

     We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the MSPVL policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).

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

HOW WE MARKET THE POLICIES

     We offer variable life insurance policies (including MSPVL) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1998 and 1999, we paid EDI a fee of
$35,582,313 and $            , respectively, for its services under a
                 ------------
Distribution Agreement with Equitable Life and its separate accounts.

     We sell MSPVL through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are financial professionals of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of 4.50% of the amount of the initial premium you pay. Alternatively, the agencies could receive a lower initial commission, but receive additional commissions in later years based on the policy's unloaned account value in the variable investment options. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

     We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


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

Directors and principal officers

     Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

[TO BE UPDATED]
DIRECTORS


NAME AND PRINCIPAL BUSINESS ADDRESS BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS

Francoise Colloc'h  AXA
23, Avenue Matignon
75008 Paris, France Director of Equitable Life since July
1992. Senior Executive Vice President, Human Resources and Communications of AXA, and various positions with AXA affiliated companies. Director of AXA Financial, Inc. ("AXA Financial") since December 1996.

Henri de Castries AXA
23, Avenue Matignon
75008 Paris, France Director of Equitable Life since September 1993. Director (since May 1994) and Chairman of the Board (since April 1998) of AXA Financial. Prior thereto, Vice Chairman of the Board of AXA Financial (February 1996 to April 1998). Senior Executive Vice President, Financial Services and Life Insurance Activities of AXA since 1996. Prior thereto, Executive Vice President Financial Services and Life Insurance Activities of AXA (1933 to 1996). Also Director or officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates. Previously held other officerships with the AXA Group.

Joseph L. Dionne The McGraw_Hill Companies
1221 Avenue of the Americas
New York, NY 10020 Director of Equitable Life since May 1982. Chairman (since April 1988) and former Chief Executive Officer (April 1983 to April 1988) of The McGraw_Hill Companies. Director of AXA Financial (since May 1992). Director, Harris Corporation and Ryder System, Inc.

Denis Duverne AXA
23, Avenue Matignon
75008 Paris, France Director of Equitable Life since February 1998. Senior Vice President International (US_UK_Benelux) AXA. Director since February 1996, Alliance. Director since February 1997, Donaldson Lufkin & Jenrette ("DLJ").

Jean_Rene Fourtou Rhone_Poulenc S.A.
25, Quai Paul Doumer
92408 Courbevoie Cedex
France Director of Equitable Life since July 1992. Director of AXA Financial since July 1992. Chairman and Chief Executive Officer of Rhone_Poulenc, S.A.; Member, Supervisory Board of AXA since January 1997; European Advisory Board of Bankers Trust Company and Consulting Council of Banque de France; Director, Societe Generale, Schneider S.A. and Groupe Pernod_Ricard (July 1997 to present).

Norman C. Francis Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125 Director of Equitable Life since March 1989. President of Xavier University of Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly Cafeterias, Inc., and Entergy Corporation.

Donald J. Greene LeBouef, Lamb, Greene & MacRae, L.L.P. 125 West 55th Street
New York, NY 10019_4513 Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene & MacRae, L.L.P. Director of AXA Financial since May 1992. Directors (continued)


NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

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                                       47

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

John T. Hartley 1025 NASA Boulevard
Melbourne, FL 32919 Director of Equitable Life since August 1987. Currently a Director and retired Chairman and Chief Executive Officer of Harris Corporation (retired July 1995); previously held other officerships with Harris Corporation. Director of AXA Financial since May 1992; Director of the McGraw Hill Companies.

John H.F. Haskell Jr. SBC Warburg Dillon Read LLC
535 Madison Avenue
New York, NY 10022 Director of Equitable Life since July 1992; Director of AXA Financial since July 1992; Managing Director of Warburg Dillon Read LLC, and member of its Board of Directors; Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall Corporation (November 1998 to present), and Dillon, Read Limited).

Mary R. (Nina) Henderson Bestfoods Grocery
BESTFOODS
International Plaza
700 Sylvan Avenue
Englewood Cliffs, NJ 07632_9976 Director of Equitable Life since December 1996. President of Bestfoods Grocery (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets Group. Director of AXA Financial since December 1996; Director, Hunt Corporation.

W. Edwin Jarmain Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9
Canada Director of Equitable Life since July 1992. President of Jarmain Group Inc. and officer or director of several affiliated companies. Chairman and Director of FCA International Ltd. (until May 1998). Director of various AXA affiliated companies and National Mutual Holdings Limited (July 1998_Present; Alternate Director, the National Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997 to present). Previously held other officerships with FCA International. Director of AXA Financial since July 1992.

George T. Lowy Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019 Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore. Director, Eramet.

Didier Pineau_Valencienne Schneider S.A.
64/70, Avenue Jean_Baptiste Clement
92646 Boulogne_Billancourt Cedex
France Director of Equitable Life since February 1996. Former Chairman and
Chief Executive Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or director of numerous subsidiaries and affiliated companies of Schneider and AXA Financial. Director of the Company and Equitable Life from July 1992 to February 1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP, Sema Group PLC and Rhone_Poulenc, SA; Member of European Advisory Board of Bankers Trust Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of Bankers Trust Company, Booz Allen & Hamilton
(USA) and Banque de France.
 Directors (continued)

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                                       48

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

George J. Sella, Jr. P.O. Box 397
Newton, NJ 07860 Director of Equitable Life since May 1987. Retired Chairman and Chief Executive Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial, since May 1992.

Peter J. Tobin St. John's University
8000 Utopia Parkway
Jamaica, NY 11439 Director of Equitable Life since March 1999; Dean, College of Business Administration, St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan Corp. (1985 to 1997).

Dave H. Williams Alliance Capital Management
Corporation
1345 Avenue of the Americas
New York, NY 10105 Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of Alliance until January 1999 and Chairman or Director of numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice President of AXA since January 1997. Director of AXA Financial, since May 1992.
Officers_Directors

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

Michael Hegarty Director of Equitable Life since January 1998. President since January 1998 and Chief Operating Officer since February 1998, Equitable Life. Vice Chairman since April 1998, Senior Executive Vice President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Vice Chairman (from 1996 to 1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior Executive Vice President (from 1991 to 1995), Chemical Bank. Executive Vice President, Chief Operating Officer and Director since March 1998, Equitable Investment Corporation ("EIC"); ACMC, Inc. ("ACMC")(since March 1998). Director, Equitable Capital Management Corporation ("ECMC")(since March 1998), Alliance and DLJ (both May 1998 to Present).

Edward D. Miller Director of Equitable Life since August 1997. Chairman of the Board since January 1998, Chief Executive Officer since August 1997, President (August 1997 to January 1998), Equitable Life. Director, President and Chief Executive Officer, all since August 1997, AXA Financial. Senior Executive Vice President and Member of the Executive Committee, AXA; Senior Vice Chairman, Chase Manhattan Corporation (March 1996 to April 1997). President (January 1994 to March 1996) and Vice Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since August 1997), DLJ (since November 1997), ECMC (since March 1998), ACMC, Inc. (since March 1998), and AXA Canada (since September
1998). Director, Chairman, President and Chief Executive Officer since March 1998, EIC. Director, KeySpan Energy.

Stanley B. Tulin Director and Vice Chairman of the Board since February 1998, and Chief Financial Officer since May 1996, Equitable Life. Senior Executive Vice President until February 1998, and Chief Financial Officer since May 1997, AXA Financial. Vice President until 1998, EQ ADVISORS TRUST. Director, Alliance (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.

Other officers



NAME AND PRINCIPAL BUSINESS ADDRESS BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS

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

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

Leon B. Billis Executive Vice President (since February 1998) and Chief Information Officer (since November 1994), Equitable Life. Previously held other officerships with Equitable Life; Director, J.M.R. Realty Services, Inc. Derry
E. Bishop Executive Vice President (since September 1998), Chief Agency Officer, (since December 1997), and Senior Vice President (January 1995 to September
1998), Equitable Life; Director (since January 1995) and Executive Vice President (since November 1994), EQ Financial Consultants, Inc. ("EQF").

Harvey Blitz Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Director, The Equitable of Colorado, Inc.. Vice President and Chief Financial Officer since March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company ("Frontier"). Executive Vice President since November 1996 and Director, EQF. Director until May 1996, Equitable Distributors, Inc. ("EDI"). Director and Senior Vice President, EquiSource. Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.

Kevin R. Byrne Senior Vice President and Treasurer, Equitable Life and AXA Financial. Treasurer, EIC (since June 1997), EquiSource and Frontier. President and Chief Executive Officer (since September 1997), and prior thereto, Vice President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice President and Treasurer, EQ ADVISORS TRUST (since March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV Holdings (since August 1997). Director (since July 1997), and Senior Vice President and Chief Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with Equitable Life and its affiliates.

John A. Caroselli Executive Vice President (since September 1998), Equitable Life; Senior Vice President, Equitable Life (February 1998 to September 1998); Senior Vice President, Chase Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).

Judy A. Faucett Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).

Other officers (continued)

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

Alvin H. Fenichel Senior Vice President and Controller, Equitable Life and AXA Financial. Senior Vice President and Chief Financial Officer, The Equitable of Colorado, Inc., since March 1997. Previously held other officerships with Equitable Life and its affiliates.

Paul J. Flora Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, AXA Financial.

Robert E. Garber Executive Vice President and General Counsel, Equitable Life and AXA Financial. Previously held other officerships with Equitable Life and its affiliates.

Mark A. Hug Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President, Aetna.

Donald R. Kaplan Vice President and Chief Compliance Officer and Associate General Counsel, Equitable Life. Previously held other officerships with Equitable Life.

Michael S. Martin Executive Vice President (since September 1998) and Chief Marketing Officer (since December 1997). Prior thereto, Senior Vice President and Chief Marketing Officer, Equitable Life. Chairman and Chief Executive Officer, EQF. Vice President, EQ ADVISORS TRUST (until April 1998) and THE HUDSON RIVER TRUST. Director, Equitable Underwriting and Sales Agency (Bahamas), Ltd. and EquiSource; Director and Executive Vice President (since December
1998), Colorado, prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.

Richard J. Matteis Executive Vice President, Equitable Life (since May 1998); Executive Vice President, Chase Manhattan Corporation (January 1983 to June
1997); Director, EQF (since October 1998).
Other officers (continued)

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

121315 v2

NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

Peter D. Noris Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice President since May 1995 and Chief Investment Officer since July 1995, AXA Financial. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and Trustee since March 1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF, since November 1996. Director, EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997). Prior to May 1995, Vice President/Manager, Insurance Companies Investment Strategies Group, Salomon Brothers, Inc.

Brian S. O'Neil Executive Vice President, Equitable Life (since June 1998); Director of Investment, AXA Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment Management (July 1995 to January 1998).

Anthony C. Pasquale Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer, Casualty, (since September 1997). Director, Equitable Agri_Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.

Pauline Sherman Senior Vice President (since February 1999); Vice President, Secretary and Associate General Counsel, Equitable Life and AXA Financial, since September 1995. Previously held other officerships with Equitable Life.

Richard V. Silver Senior Vice President (since February 1995) and Deputy General Counsel (since June 1996), Equitable Life. Senior Vice President and Associate General Counsel (since September 1996), AXA Financial. Director, EQF. Senior Vice President and General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.

Jose S. Suquet Senior Executive Vice President (since February 1998), Chief Distribution Officer (since December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable Life. Prior thereto, Agency Manager. Executive Vice President since May 1996, AXA Financial. Vice President since March 1998, THE HUDSON RIVER TRUST. Chairman (since December 1997), EDI.
Other officers (continued)


NAME AND PRINCIPAL BUSINESS ADDRESS           BUSINESS EXPERIENCE WITHIN PAST
             ADDRESSS                                   FIVE YEARS

Gregory G. Wilcox Executive Vice President (since September 1998), Senior Vice President (May 1992 to September 1998), Equitable Life. Senior Vice President (since May 1992), AXA Financial.

R. Lee Wilson Executive Vice President (since May 1998) and Deputy Chief Financial Officer (since September 1998), Equitable Life. Prior thereto, Executive Vice President, Chase Manhattan Bank.

121315

Section 8
Financial statements of Separate Account FP and Equitable Life

     The financial statements of Separate Account FP as of December 31, 1999 and for each of the three years in the period ended December 31, 1999 and the financial statements of Equitable Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

[FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT]

121315

Appendix I: Investment performance record

     The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (1.35% effective annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.

     For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed. Class IB shares of Alliance Money Market, Alliance High Yield, Alliance Common Stock and Alliance Aggressive Stock Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Small Cap Growth Portfolio first became available in the Trust's predecessor on May 1, 1997.

     The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the monthly charge for administration and taxes; (2) the monthly cost of insurance charge; (3) the monthly guaranteed minimum death benefit charge; or (4) the surrender charge. For more information about these charges, see "Charges and expenses you will pay" beginning on page ___ of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy may vary based on such factors as the age and gender of the insured person; the amount of your initial premium payment; and whether you make partial withdrawals, take policy loans, or fully surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your financial professional will provide. You can request Equitable Life or your financial professional to provide you with such illustrations at any time, whether before or after you purchase a policy.

     In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those variable investment options actually received initial funding.

121315

                        AVERAGE ANNUAL RATE OF RETURN AFTER DEDUCTION OF MORTALITY AND EXPENSE RISK
                          CHARGE FOR PERIODS ENDING DECEMBER 31, 1998* [TO BE UPDATED FOR 1999]

VARIABLE INVESTMENT OPTION                          1 YR.         3 YRS.      5 YRS.      10 YRS.      SINCE PORTFOLIO
                                                                                                        INCEPTION (DATE**)
Alliance Money Market                               4.44%         4.47%       4.28%       4.69%        6.19%     (7/13/81)
Alliance High Yield                                 (5.96)%       10.41%      9.06%       10.22%       9.66%     (1/2/87)
Alliance Common Stock                               28.29%        26.52%      20.88%      17.63%       15.37%     (1/13/76)
EQ/Aggressive Stock                                 (0.56)%       9.80%       10.50%      17.87%       16.75%     (1/27/86)
Alliance Small Cap Growth                           (5.09)%       --          --          --           11.30%     (5/1/97)
BT Equity 500 Index                                 24.38%        --          --          --           24.38%     (12/31/97)
BT Small Company Index                              (2.90)%       --          --          --           (2.90)%(12/31/97)
BT International Equity Index                       19.37%        --          --          --           19.37%     (12/31/97)
JFM Core Bond                                       8.37%         --          --          --           8.37%     (12/31/97)
Lazard Large Cap Value                              19.34%        --          --          --           19.34%     (12/31/97)
Lazard Small Cap Value                              (7.72)%       --          --          --           (7.72)%(12/31/97)
Merrill Lynch Basic Value Equity                    10.91%        --          --          --           16.63%     (5/1/97)
Merrill Lynch World Strategy                        6.18%         --          --          --           6.31%     (5/1/97)
MFS Research                                        23.36%        --          --          --           23.70%     (5/1/97)
MFS Emerging Growth Companies                       33.71%        --          --          --           34.05%     (5/1/97)
Morgan Stanley Emerging Markets Equity              (27.46)%      --          --          --           (33.12)%(8/20/97)
EQ/Putnam Growth & Income Value                     12.14%        --          --          --           16.92%     (5/1/97)
EQ/Putnam Investors Growth                          35.47%        --          --          --           36.56%     (5/1/97)
EQ/Putnam International Equity                      18.76%        --          --          --           16.82%     (5/1/97)


* No performance information is shown for EQ/Alliance Premier Growth, EQ/Alliance Technology, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International, EQ/Evergreen, EQ/Evergreen Foundation or MFS Growth with Income, as those Portfolios had not received their initial funding prior to December 31, 1998.

** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.


VARIABLE INVESTMENT OPTION  AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                            DECEMBER 31, 1998 SINCE VARIABLE INVESTMENT OPTION
                            INCEPTION (DATE)
ALLIANCE MONEY MARKET       4.96% (1/27/86)
ALLIANCE COMMON STOCK       16.85% (1/27/86)


     Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.


                                    7 DAYS        30 DAYS

ALLIANCE MONEY MARKET               3.80%         __
ALLIANCE HIGH YIELD                 __            13.53%


121315

         The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.



121315

Appendix II: Our data on market performance

     In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

     We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

         Barron's
         Morningstar's Variable Annuities/Life
         Business Week
         Forbes
         Fortune
         Institutional Investor
         Money
         Kiplinger's Personal Finance
         Financial Planning
         Investment Adviser
         Investment Management Weekly

         Money Management Letter
         Investment Dealers Digest
         National Underwriter
         Pension & Investments
         USA Today
         Investor's Daily
         The New York Times
         The Wall Street Journal
         The Los Angeles Times
         The Chicago Tribune


121315

     Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

     The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

     The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

     The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your MSPVL premium(s).

     Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

     The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1999 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a



121315
measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

     The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.

AVERAGE ANNUAL RATES OF RETURN
[TO BE UPDATED]
FOR THE FOLLOWING PERIODS   COMMON      LONG-TERM       LONG-TERM       INTERMEDIATE-      U.S. TREASURY      CONSUMER
ENDING                       STOCKS      GOVERNMENT      CORPORATE       TERM GOV'T         BILLS              PRICE INDEX
DECEMBER 31, 1998                        BONDS           BONDS           BONDS
1 Year                      28.58%      13.06%          10.76%          10.21%             4.86%              1.80%
3 Years                     28.27       9.07            8.25            6.84               5.11               2.27
5 years                     24.06       9.52            8.74            6.20               4.96               2.41
10 years                    19.19       11.66           10.85           8.74               5.29               3.14
20 years                    17.75       11.14           10.86           9.85               7.17               4.53
30 years                    12.67       9.09            9.14            8.71               6.76               5.24
40 years                    12.00       7.20            7.43            7.39               5.94               4.44
50 years                    13.56       5.89            6.20            6.21               5.07               3.92
60 years                    12.49       5.43            5.62            5.50               4.26               4.19
Since 1926                  11.21       5.29            5.78            5.32               3.78               3.15
Inflation Adjusted Since    7.82        2.08            2.55            2.11               0.62               0.00
1926

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 2000 YEARBOOK (Trademark), Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969-1999, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1999; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.


121315

Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.



121315

Appendix III: An index of key words and phrases

     This index should help you locate more information on the terms used in this prospectus.

                                              Page
account value
Administrative Office
age
Allocation Date
amount at risk
anniversary
assign; assignment
automatic transfer service
AXA Financial, Inc.
basis
beneficiary
business day
cash surrender value
Code
collateral
cost of insurance charge
cost of insurance rates
day
default
dollar cost averaging service
EQ Advisors Trust
Equitable Distributors
Equitable Life
Equitable Access Account
grace period
guaranteed minimum death benefit
insured person
Investment Funds
issue date
lapse
loan, loan interest
modified endowment contract
month, year
monthly deduction
net cash surrender value
our
owner
partial withdrawal
payment option



121315
policy
Portfolio
premium payment
prospectus
rebalancing
receive
restore, restoration
SEC
Separate Account FP
MSPVL
state
subaccount
surrender
surrender charge
telephone transfer transfers
Trust
units
unit values
us
variable investment option
we
you, your




121315

                                     Part II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES




Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variation therein, based on supplements, data pages or riders to any policies or prospectuses or otherwise.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie.

The Prospectus for Single Premium Variable Life (SP-Flex) dated September 30, 1987, previously filed with this Registration Statement (File No. 333-17637), on December 11, 1996.

The Prospectus for Modified Single Premium Variable Life dated May 1, 2000 consisting of __ pages.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement (File No. 333-1763), filed December 11, 1996.

Undertaking pursuant to Rule 484(B)(1) under the Securities Act of 1933, previously filed with this Registration Statement (File No. 333-17637), on December 11, 1996.

The signatures.

Written Consents of the following persons:

   Robin Wagner
      Vice President and Counsel of Equitable
      (see exhibit 2(a)(ii)).

   Barbara Fraser,
      Vice President and Senior Actuary of Equitable (see Exhibit 2(b)(iv)).

   Independent Public Accountants (see Exhibit 6).

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:

        1-A(1)(a)(i)      Certified resolutions re Authority to Market Variable
                          Life Insurance and Establish Separate Accounts, previously filed with this registration statement
                          (File No. 333-17637), on December 11, 1996.

        1-A(2)            Inapplicable.

        1-A(3)(a)         See Exhibit 1-A(8).

        1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement,
                          previously filed with this registration statement
                          (File No. 333-17637), on December 11, 1996.

        1-A(3)(c)         See Exhibit 1-A(8)(i).

        1-A(4)            Inapplicable.

        1-A(5)(a)         Specimen of Variable Life Insurance Policy With
                          Additional Premium Option (policy form no. 87-500), previously filed with this registration statement
                          (File No. 333-17637), on December 11, 1996.

        1-A(5)(b)         Limitation on Amount of Insurance (New York only),
                          Rider 85-406, previously filed with this registration statement (File No. 333-17637), on December 11,
                          1996.

        1-A(5)(c)         Accelerated Death Benefit Rider, previously filed
                          with this registration statement (File No. 333-17637), on December 11, 1996.

        1-A(5)(d)         Name Change Endorsement (S.97-1), previously filed
                          with this registration statement (File No. 333-17637), on December 11, 1996.

        1-A(5)(e)         Specimen of Equitable's Modified Single Premium
                          Variable Life Insurance Policy, Form No. 99-100.

        1-A(5)(f)         Guaranteed Minimum Death Benefit Endorsement
                          (S.99-50).

        1-A(6)(a)         Declaration and Charter of Equitable, as amended,
                          previously filed with this registration statement
                          (File No. 333-17637), on December 11, 1996.

        1-A(6)(b)         By-Laws of Equitable, as amended, previously filed
                          with this registration statement (File No. 333-17637), on December 11, 1996.

        1-A(7)            Inapplicable.

        1-A(8) Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this registration statement (File No. 333-17637), on December 11, 1996.

        1-A(8)(i)         Schedule of Commissions, previously filed with this
                          registration statement (File No. 333-17637), on December 11, 1996.

        1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable
                          with and into Equitable dated September 19, 1996, previously filed with this registration statement
                          (File No. 333-17637), on December 11, 1996.

        1-A(10) Application previously filed with this Registration Statement (File No. 333-17637), on December 11, 1996.

        1-A(10)(a)        Form of Application for Modified Single Premium
                          Variable Life Insurance Policy.

Other Exhibits:

        2(a)(i) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of Equitable, previously filed with this Registration Statement (File No. 333-17637) on December 11, 1996.

        2(a)(ii) Opinion and Consent of Robin Wagner, Vice President and Counsel of Equitable (to be filed by amendment).

        2(b)(i) Opinion and Consent of Joseph O. North, Jr., Vice President and Senior Actuary of Equitable Variable, dated March 16, 1987.

        2(b)(ii) Opinion and Consent of Joseph O. North, Jr., Vice President and Senior Actuary of Equitable Variable, dated April 19, 1989.

        2(b)(iii)         Consent of Joseph O. North, Jr., Vice President and
                          Senior Actuary of Equitable Variable, dated December
                          9, 1996, relating to Exhibits 2(b)(i) and 2(b)(ii).

        2(b)(iv) Opinion and Consent of Barbara Fraser, Vice President and Senior Actuary of Equitable (to be filed by amendment).

        3                 Inapplicable.

        4                 Inapplicable.

        6 Consent of Independent Public Accountant (to be filed by amendment).

        7                 Powers of Attorney.

        8 Description of Equitable's Issuance, Transfer and Redemption Procedures for Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment
                          Company Act of 1940, previously filed with this registration statement (File No. 333-17637), filed December 11, 1996.

        9                 Form of Illustration (to be filed by amendment).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 16th day of February, 2000.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED
                                     STATES. (REGISTRANT)


[SEAL]

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                                 (DEPOSITOR)



                                     By:   /s/ Mildred M. Oliver
                                           ------------------------------
                                              (Mildred M. Oliver)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             February 16, 2000

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 16th day of February, 2000.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES
                                                     (DEPOSITOR)


                                            By:  /s/ Mildred M. Oliver
                                                --------------------------------
                                                    (Mildred M. Oliver)
                                                     Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                  Senior Vice President and Controller



*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
Jean-Rene Fourtou       Mary R. (Nina) Henderson       Peter J. Tobin
Norman C. Francis       W. Edwin Jarmain               Stanley B. Tulin
                                                       Dave H. Williams

*By:  /s/ Mildred M. Oliver
     -----------------------
         (Mildred M. Oliver)
          Attorney-in-Fact
          February 16, 2000

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                                          DOCUMENT TAG
----------                                                                           ------------


1-A(5)(e)          Specimen of Modified Single Premium Variable Life Insurance
                   Policy (policy form no. 99-100).                                  EX-99.1A5e

1-A(5)(f)          Guaranteed Minimum Death Benefit Endorsement (S.99-50).           EX-99.1A5f

1-A(10)(a)         Form of Application for Modified Single Premium Variable
                   Life Insurance Policy.                                            EX-99.1A10a

7                  Powers of Attorney.                                               EX-99.7

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